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                                                                      EXHIBIT 23

                        [ARTHUR ANDERSEN LLP LETTERHEAD]





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-09769, 33-52550, 33-91734, 33-81842, and
33-52552.

                                         /s/ Arthur Andersen LLP

March 20, 1998